United States Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15[d] of the Securities Exchange Act of 1934

June 3, 2010

Date of Report

[Date of Earliest Event Reported]

BULLION MONARCH MINING, INC.

(Exact name of Registrant as specified in its Charter)

Utah	001-03896	20-1885668
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

299 East 950 South

Orem, Utah 84058

 (Address of Principal Executive Offices)

(801) 426-8111

(Registrant’s Telephone Number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02.  Non-Reliance on Previously Issued Financial Statements or a Restated Audit Report or Completed Interim Review.

Introduction

Quasi-Reorganization Summary

The Company (Bullion Monarch Mining, Inc. [sometimes called “New Bullion”]) has resolved the comments of the Securities and Exchange Commission (the “SEC”) regarding the accounting treatment of its reorganization with Bullion Monarch Company, a dissolved Utah corporation (sometimes called “Old Bullion”), which was approved by the Third Judicial District Court in and for Salt Lake County, State of Utah, on March 31, 2005 (the “Court Proceedings”), and which was the subject of a fairness hearing (the “Fairness Hearing”) held on September 27,

2006, and at which the reorganization was approved by the Utah Division of Securities (the “Division”).  As a result of the reorganization, holders of rights in the dissolved Old Bullion are entitled, for a period of five years, to exchange their respective rights in Old Bullion, representing a pro rata portion of the shares in Old Bullion prior to its dissolution, for a like number of pro rata shares of New Bullion.  The purpose of the reorganization was to place the Old Bullion rights holders in substantially the same positions they were in prior to its dissolution, as shareholders of New Bullion.  Additional information about the reorganization can be found in our 10-K Annual Report for the fiscal year ended April 30, 2009, which was filed with the SEC on August 14, 2009 (the “2009 Annual Report”).  The Company initially treated the reorganization as a recapitalization of Old Bullion.  Following a lengthy dialogue with the SEC’s Office of the Chief Accountant, we have determined that the reorganization should be accounted for as a quasi-reorganization, with a beginning date of September 27, 2006, which is the Fairness Hearing approval date.  This change in the accounting treatment of the reorganization, which was approved by our Board of Directors, effective June 3, 2010, has required us to restate our financial statements.  A complete discussion of the quasi-reorganization is included below under the heading “Quasi-Reorganization” of this Item, including pro forma consolidated balance sheet showing the effects of this restatement as of September 27, 2006, are included in Item 9.01.

The net effect of applying quasi-reorganization accounting to the Company’s consolidated balance sheet at September 27, 2006, as outlined in the pro forma consolidated balance sheet below, was to write off the previously recorded $214,500 deferred tax asset against equity, write off $539,245 of debt payable to shareholders/members of management against equity, remove $5,507 of treasury stock against equity and eliminate the accumulated deficit through an adjustment to additional paid-in capital.  The net effect of applying quasi-reorganization accounting to the Company’s consolidated financial statements for periods subsequent to September 27, 2006, was to record the utilization of the $519,757 net operating loss accumulated prior to September 27, 2006, as a direct addition to additional paid-in capital.

We will file an amended comprehensive 2009 Annual Report, which will explain and account for the effects of the quasi-reorganization; other information contained therein will primarily remain unchanged, except as it relates to restated financial information and advices of these conclusions.  This comprehensive 2009 Annual Report will include, in the footnotes to the annual consolidated financial statements, restated quarterly consolidated financial statements for the six quarters where 10-Q Quarterly Reports were filed for the fiscal years ended April 30, 2009, and 2008.  Further, the fiscal 2009 and 2008 annual consolidated financial statements will be restated.  In addition to filing the amended comprehensive 2009 Annual Report, we will also file amended 10-Q/A Quarterly Reports for the quarterly periods ended July 31, 2009, October 31, 2009, and January 31, 2010.  These are the only reports that will contain restated financial statements reflecting the quasi-reorganization accounting treatment of this reorganization. We will also file a 10-K Annual Report for the fiscal year ended April 30, 2010.

There are no changes to the shareholders rights, privileges or obligations under the reorganization by reason of the quasi-reorganization accounting treatment being applied to the reorganization.

Successor Issuer Issue

The SEC also has determined that we are not a Rule 12g-3 “successor issuer” of Old Bullion because Old Bullion shareholders exchanged rights based upon their prior share ownership in the dissolved Old Bullion for a like number of shares of our common stock under the reorganization, rather than shares, and Old Bullion had no such rights registered with the SEC under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Accordingly, we have agreed to make the filings indicated above regarding our quasi-reorganization, and we have agreed to file a Form 10 Registration Statement (the “Form 10”) on New Bullion directly thereafter.  We anticipate that all of the amended filings will be accomplished within approximately 10 days, and will be filed one after the other, from oldest to latest; and that the Form 10 of New Bullion and the 10-K Annual Report of Old Bullion for the fiscal year ended April 30, 2010, will be filed within a week to 10 days thereafter, on the same date.

Continued Trading on the OTCBB

The Office of the General Counsel of the SEC has indicated that it will raise no objection to our continuing to file Exchange Act reports of Old Bullion with the SEC until our Form 10 has been reviewed by the SEC and has become effective (60 days from filing, assuming it is not withdrawn), and we have had a reasonable opportunity to have a broker dealer submit a Form 211 on our behalf with the Financial Industry Regulatory Authority, Inc. (“FINRA”) for quotations of our common stock on the OTCBB as New Bullion.  FINRA has also indicated that it would raise no objection to the continued trading of our common stock based upon the Old Bullion reports remaining current under the Exchange Act during this process, with the assent of the SEC.  We cannot assure that FINRA will grant quotations of our common stock on the OTCBB; however, all information upon which our common stock is currently traded under the OTCBB symbol “BULM” was already initially provided to FINRA when our Form 211 was submitted in 2007 and approved for quotations on December 17, 2007.

We have confirmed with the SEC Edgar system that we can obtain a new CIK for “Bullion Monarch Mining, Inc. (New),” with an explanation that the SEC has determined that we are not a “successor issuer” of Old Bullion, explaining that we need to keep both companies current for trading issues as indicated above.

We anticipate filing a Form 15 for Old Bullion once our common stock has been approved for quotations on the OTCBB by FINRA, and then seeking to have the SEC Edgar system reflect “Old Bullion (Old)” in its system for Old Bullion.  A Press Release will also be disseminated at that time to show the succession of New Bullion as the “reporting issuer,” under the same name, Cusip Number and OTCBB trading symbol.  All shares issued by us since inception; or acquired privately since inception; or traded in the public markets since we were approved for quotations of our common stock by FINRA on the OTCBB on December 17, 2007, will continue to be our shares and shareholders; and Old Bullion rights holders who have not exchanged rights for our shares under the reorganization will continue to have the same rights of exchange each had under the reorganization, subject to the five year exchange limitation contained in the reorganization, or to the close of business on September 26, 2011.

Effective September 17, 2009, Colonial Stock Transfer, 66 Exchange Place, Salt Lake City, Utah 84111, has been our transfer and registrar agent.  Its telephone number is 801-355-5740; and its facsimile number is 801-355-6505.

Quasi-Reorganization Narrative

The following discussion was prepared by our consulting accountants with the aid and assistance of members of our management and should be read in connection with the consolidated balance sheet for Old Bullion and New Bullion immediately before and after emerging from the reorganization process on September 27, 2006, including the quasi-reorganization adjustments.  See Item 9.01(b):

Bullion Monarch Company (sometimes referred to herein as “Old Bullion”) was incorporated in the State of Utah on May 13, 1948.  In 1999, Old Bullion was administratively dissolved by the State of Utah for inadvertently failing to file its annual reports with the Utah Department of Commerce. The Utah Revised Business Corporations Act does not allow reinstatement after such dissolution after the passage of two years, which time had elapsed when advice of the administrative dissolution of Old Bullion was received. The principals of Old Bullion subsequently organized “Bullion Monarch Mining, Inc.,” a Utah corporation (sometimes referred to herein as “New Bullion”), and effected a court approved reorganization whereby each shareholder of Old Bullion was entitled to exchange rights equal to the number of shares held in Old Bullion for a like number of shares in New Bullion that each such shareholder previously owned in Old Bullion.  The reorganization process was completed on March 31, 2005, by an order of the Third Judicial  District Court (“Court Proceedings”) in and for Salt Lake County, State of Utah, and, following the reorganization process, a fairness hearing (the “Fairness Hearing”) was conducted by the Utah Division of Securities (the “Division”) on September 27, 2006, where the reorganization was approved following prior notice to the Old Bullion shareholders in the form of an Information Statement reviewed by the Division and mailed to Old Bullion shareholders with current mailing addresses and published in at least two newspapers of general circulation in locations where a majority of the Old Bullion shareholders were believed to have resided.

After undergoing the process described above, our management and legal counsel believed that New Bullion was a 12g-3 “successor issuer” to Old Bullion under the Exchange Act.  Consequently, no Form 15 was filed on Old Bullion; New Bullion did not file a Form 10 Registration Statement as outlined in the Information Statement; and New Bullion  recommenced to file reports with the SEC, commencing with a 10-KSB Annual Report for the fiscal year ended April 30, 2006, which contained audited consolidated balance sheets as of April 30, 2006, and 2005, and related consolidated statements of operations, stockholders’ equity,  and cash flows for the fiscal years ended April 30, 2006, 2005 and 2004.

Subsequently, the SEC determined that New Bullion did not meet the technical requirements as a 12g-3 “successor issuer.”  After extensive research by us, our consulting accountants and legal counsel, and various discussions and correspondence with the SEC in respect of these issues, the SEC has indicated that Bullion’s transition from Old Bullion to New Bullion can be handled, from an accounting perspective, as a quasi-reorganization, as suggested by Bullion.  The SEC has requested that Old Bullion file a Form 15 to end its reporting status under the Exchange Act and that New Bullion file a Form 10 to become a “reporting issuer” under the Exchange Act. Based upon Bullion’s view of the Court Proceedings and the Fairness Hearing, under the quasi-reorganization accounting method, Old Bullion shareholders will retain the same rights of exchange with New Bullion; New Bullion will retain all of the assets and liabilities of Old Bullion; and all shareholders who have purchased shares in Bullion will continue to be Bullion shareholders, but under New Bullion.  These changes are procedural in nature and will have no impact on Bullion’s current business plans or its day-to-day business operations.

Quasi-reorganization accounting allows for the following:

1.

Adjusting assets and liabilities to their fair values, with the net adjustment charged or credited to retained earnings; and then

2.

Elimination of the accumulated deficit by reclassifying amounts to other equity accounts, resulting in a zero balance in beginning retained earnings.

In connection with the application of quasi-reorganization accounting to New Bullion, all of the assets and liabilities transferred from Old Bullion to New Bullion are already recorded at fair value, except for the mining properties.  The fair value of the mining properties is greater than historical cost at September 27, 2006, the date of the Fairness Hearing.  However, SAB Topic 5, Section S, restricts the use of quasi-reorganization accounting in that a net increase in net assets is not allowed.  Therefore, the quasi-reorganization rules cannot be used as justification to record the mining properties transferred from Old Bullion to New Bullion at fair value.  As a result, New Bullion will retain the mining properties on its consolidated balance sheet at the historical cost of Old Bullion.

In addition to the above quasi-reorganization guidance, accounting standards require that the tax benefits of deductible temporary differences and carryforwards as of the date of a quasi-reorganization are to be reported as a direct addition to contributed capital if the tax benefits are recognized in subsequent years.  In accordance with this guidance, New Bullion eliminated the deferred tax asset at September 27, 2006.  In addition, tax benefits realized (i.e. in the tax returns of New Bullion) after September 27, 2006, from utilization of carryforward tax benefits existing prior to September 27, 2006, are recorded in the financial statements of New Bullion as an adjustment to contributed capital.

Finally, in association with the reorganization, certain shareholders/members of management forgave certain amounts owed them by Old Bullion.  This forgiveness of debt is also included in the quasi-reorganization adjustments outlined in Item 9.01(b).

Item 8.01.  Other Events.

See the caption “Introduction” of Item 4.02.

Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial Information

BULLION MONARCH MINING, INC.

PROFORMA CONSOLIDATED BALANCE SHEET

QUASI-REORGANIZATION ADJUSTMENTS

SEPTEMBER 27, 2006

	Pre-		To Add Back	To Write	To Record			Post-
	Reorganization	To Conform	the Valuation	Off the NOL	Forgiveness of			Reorganization
	Old Bullion	Equity to	Allowance	Against	Debt Against	To Zero Out	To Zero Out	New Bullion
	September 27,	New Legal	on Deferred	Contributed	Accumlated	Accumulated	Treasury	September 27,
	2006	Structure (a)	Tax Asset (b)	Capital (c)	Deficit (d)	Deficit (e)	Stock (f)	2006
ASSETS
Current Assets:
Cash and cash equivalents	$ 130,343							$ 130,343
Royalties receivable	36,233							36,233
Employee advances	20,700							20,700
Short term loans	41,219							41,219
Total current assets	228,495							228,495
Property and Equipment:
Property and equipment	235,532							235,532
Less accumulated depreciation	(17,877)							(17,877)
Net property and equipment	217,655							217,655
Other Assets:
Mining properties	273,071							273,071
Mineral leases	9,669							9,669
Investments at cost	28,000							28,000
Deferred tax asset	214,500		305,257	(519,757)				-
Patent, net	479,448							479,448
Total other assets	1,004,688							790,188
Total assets	$ 1,450,838							$ 1,236,338
LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Accounts payable	$ 5,346							$ 5,346
Shareholder loans	541,919				(539,245)			2,674
Accrued liabilities	18,047							18,047
Accrued lfficers compensation	72,000							72,000
Total current liabilities	637,312							98,067
Noncontrolling interest	98,882							98,882
Stockholders' Equity:
Common stock	4,352,195	(4,311,966)					(8)	40,221
Additional paid in capital	-	4,311,966		(519,757)	539,245	(3,326,787)	(5,499)	999,169
Less treasury stock	(5,507)						5,507	-
Accumulated deficit	(3,632,043)		305,257			3,326,787		-
Total stockholders' equity	714,645							1,039,390
Total liabilities and stockholders' equity	$ 1,450,838							$ 1,236,338

Common Shares Authorized	100,000,000							100,000,000
Common Shares Issued	40,228,510						(7,500)	40,221,010
Common Shares Outstanding	40,221,010							40,221,010

(a)   New Bullion has a par value on its common stock.  Old Bullion had no par value.  This adjustment allocates the proper par value to the common stock category and moves the remainder to additional paid in capital.

(b)  Represents the portion of the net operating loss that was not originally recorded as a deferred tax assets at September 27, 2006 (i.e. represents the amount of the valuation allowance).

(c)  Represents the pre quasi-reorganization tax benefit available to be utilized after the quasi-reorganization; adjustment is reported as a direct addition to contributed capital.

(d)  Certain stockholders/members of management agreed to forgive certain debts related to unpaid compensation and loans as part of the quasi-reorganization.

(e)  The accumulated deficit immediately after a quasi-reorganization is presented at a net amount of zero; the offset is recorded to additional paid in capital.

(f)  All treasury stock is eliminated /retired as a result of the quasi-reorganization.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

BULLION MONARCH MINING, INC.

Date:	6/9/2010	By:	/s/ R. Don Morris
R. Don Morris
President